Exhibit 99.1
IR INQUIRIES:
Charles Messman
Investor Relations
949-362-5800
IR@smithmicro.com

Smith Micro Reports Second Quarter 2024 Financial Results
PITTSBURGH, PA, August 1, 2024 – Smith Micro Software, Inc. (Nasdaq: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its second quarter ended June 30, 2024.
“With the commercial launch of Boost Family Guard during the second quarter, our continued progress towards the upcoming launch of a SafePath®-based Family Safety solution with a tier one carrier in Europe, and our cost reduction initiatives, we believe we are making progress toward a return to growth, profitability and free cash flow,” said William W. Smith Jr., president, chief executive officer, and chairman of the board of Smith Micro. “We have a solid base to build from and believe we are driving toward meaningful subscriber growth across multiple carrier customers.”

“We remain confident that the business case for SafePath is strong,” Smith continued. “It is our core belief that the overall Family Safety market is expanding, particularly in the current environment as we continue to see new initiatives and legislation across the United States and around the world with a clear focus on online safety. We plan to capitalize on this momentum and leverage it to expand the reach of our solutions.”
Second Quarter 2024 Financial Results
Smith Micro reported revenue of $5.1 million for the quarter ended June 30, 2024, compared to $10.3 million reported in the quarter ended June 30, 2023.
Gross profit for the quarter ended June 30, 2024 was $3.5 million, compared to $7.7 million for the quarter ended June 30, 2023.
Gross profit as a percentage of revenue was 68.7 percent for the quarter ended June 30, 2024, compared to 75.0 percent for the quarter ended June 30, 2023.
GAAP net loss for the quarter ended June 30, 2024 was $6.9 million, or $0.66 loss per share, compared to GAAP net loss of $5.7 million, or $0.73 loss per share, for the quarter ended June 30, 2023.
Non-GAAP net loss for the quarter ended June 30, 2024 was $4.0 million, or $0.38 loss per share, compared to non-GAAP net loss of $0.6 million, or $0.08 loss per share, for the quarter ended June 30, 2023. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."
All share and per share amounts for common stock herein have been retroactively adjusted for all periods presented to give effect to the one-for-eight reverse stock split of our common stock, which became effective April 10, 2024 at 11:59 pm Eastern time.

Smith Micro Software Second Quarter 2024 Financial Results	Page 2
Second Quarter Year-to-Date 2024 Financial Results
Smith Micro reported revenue of $10.9 million for the six months ended June 30, 2024, compared to $21.3 million reported in the six months ended June 30, 2023.
Gross profit for the six months ended June 30, 2024 was $7.3 million compared to $15.4 million reported for the same period in 2023.
Gross profit as a percentage of revenue was 67.1 percent for the six months ended June 30, 2024 compared to 72.4 percent for the six months ended June 30, 2023.
GAAP net loss for the six months ended June 30, 2024 was $37.9 million, or $3.79 loss per share, compared to GAAP net loss of $12.6 million, or $1.68 loss per share, for the six months ended June 30, 2023.
Non-GAAP net loss for the six months ended June 30, 2024 was $8.2 million, or $0.82 loss per share, compared to non-GAAP net loss of $4.2 million, or $0.57 loss per share, for the six months ended June 30, 2023. Non-GAAP net loss excludes the items noted below under "Non-GAAP Measures."
Total cash and cash equivalents as of June 30, 2024 were $5.6 million.

Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, the following non-GAAP financial measures and a non-GAAP reconciliation from the equivalent GAAP metric: non-GAAP net (loss) income, non-GAAP gross profit, and non-GAAP basic and diluted (loss) earnings per share in the presentation of financial results in this press release. Management believes this non-GAAP presentation may be more meaningful in analyzing the Company's income generation and has therefore excluded the following items from GAAP earnings calculations: stock compensation, intangibles amortization, depreciation, fair value adjustments, amortization of debt issuance costs and discount, goodwill impairment, personnel severance and reorganization activities, and adjustment for non-recurring items. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of the Company's ongoing operational performance. The table below presents the differences between non-GAAP net loss and net loss on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.
Investor Conference Call
Smith Micro will hold an investor conference call today, August 1, 2024, at 4:30 p.m. ET, to discuss the Company’s second quarter 2024 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=edjfF2vT. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Second Quarter 2024 Financial Results	Page 3
About Smith Micro Software, Inc.
Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. The Smith Micro portfolio also includes a wide range of products for creating, sharing, and monetizing rich content, such as visual voice messaging, optimizing retail content display and performing analytics on any product set. For more information, visit www.smithmicro.com.
Smith Micro, the Smith Micro logo and SafePath are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.
Forward-Looking Statements
Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects, goals and other projections of our outlook or performance our cost reduction plans and other future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships and the loss of any of them could materially and negatively affect our business, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, our reliance on third party operating systems for the proper operation and delivery of our solutions and any barriers to our use of such third party technology, our reliance on third party application stores for the distribution of our software applications to users and any barriers to such distribution, including any delay or failure of such third party to approve new versions of our applications or their implementation and/or application of policies that may be harmful to our business, unanticipated delays or obstacles in our development and release cycles, the degree to which competing business needs may affect our allocation of resources to planned projects, delays in our ability to fully execute on our cost reduction plans due to statutory and other requirements, the risk of harm to our business resulting from our recent and any future cost reduction efforts, our ability to attract and retain key technical personnel that are essential to our product development and support efforts, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software and/or platforms that we use, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Second Quarter 2024 Financial Results	Page 4

Smith Micro Software, Inc.
Consolidated Balance Sheets
(in thousands except share and par value data)

	June 30, 2024	December 31, 2023
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$5,628	$7,125
Accounts receivable, net of related allowances of $3 and $3 at 2024 and 2023, respectively	3,824	7,912
Prepaid expenses and other current assets	2,055	1,843
Total current assets	11,507	16,880
Equipment and improvements, net	701	883
Right-of-use assets	2,955	2,759
Other assets	511	482
Intangible assets, net	26,265	29,532
Goodwill	11,052	35,041
Total assets	$52,991	$85,577
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,338	$2,522
Accrued payroll and benefits	2,612	2,500
Current operating lease liabilities	1,226	1,483
Other current liabilities	1,367	1,137
Total current liabilities	7,543	7,642
Non-current liabilities:
Warrant liabilities	369	597
Operating lease liabilities	2,009	1,780
Deferred tax liabilities, net	168	168
Total non-current liabilities	2,546	2,545
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 10,625,467 and 9,347,979 shares issued and outstanding 2024 and 2023, respectively	11	9
Additional paid-in capital	386,775	381,329
Accumulated comprehensive deficit	(343,884)	(305,948)
Total stockholders’ equity	42,902	75,390
Total liabilities and stockholders' equity	$52,991	$85,577

Smith Micro Software Second Quarter 2024 Financial Results	Page 5

Smith Micro Software, Inc.
Consolidated Statements of Operations
(in thousands except share data)
	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$5,140	$10,338	$10,938	$21,268
Cost of revenues (including depreciation of $4, $13, $11, and $27 in the three and six months ended June 30, 2024 and 2023, respectively)	1,607	2,589	3,595	5,871
Gross profit	3,533	7,749	7,343	15,397
Operating expenses:
Selling and marketing	2,529	2,628	5,143	6,182
Research and development	3,702	3,705	7,691	9,573
General and administrative	2,740	3,040	5,496	6,515
Depreciation and amortization	1,541	1,620	3,449	3,305
Goodwill impairment	—	—	23,989	—
Total operating expenses	10,512	10,993	45,768	25,575
Operating loss	(6,979)	(3,244)	(38,425)	(10,178)
Other income (expense):
Change in fair value of warrant and derivative liabilities	42	429	227	3,413
Loss on derecognition of debt	—	(775)	—	(1,402)
Interest income (expense), net	26	(2,037)	100	(4,297)
Other (expense) income, net	(18)	(36)	201	(76)
Loss before provision for income taxes	(6,929)	(5,663)	(37,897)	(12,540)
Provision for income tax expense	—	2	39	11
Net loss	$(6,929)	$(5,665)	$(37,936)	$(12,551)

Loss per share:
Basic and diluted	$(0.66)	$(0.73)	$(3.79)	$(1.68)

Weighted average shares outstanding:
Basic and diluted	10,567	7,807	10,016	7,466

Smith Micro Software Second Quarter 2024 Financial Results	Page 6

Smith Micro Software, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	For the Six Months Ended June 30,
	2024	2023
	(unaudited)	(unaudited)
Operating activities:
Net loss	$(37,936)	$(12,551)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,460	3,332
Goodwill impairment charge	23,989	—
Non-cash lease expense	(224)	(78)
Change in fair value of warrant and derivative liabilities	(227)	(3,413)
Loss on derecognition of debt	—	1,402
Amortization of debt discount and issuance costs	—	4,055
Stock based compensation	2,272	1,975
Gain on license of patents, net	(198)	—
Gain on disposal of assets	—	11
Changes in operating accounts:
Accounts receivable	4,087	(1,373)
Prepaid expenses and other assets	(241)	69
Accounts payable and accrued liabilities	(505)	(1,542)
Other liabilities	(30)	622
Net cash used in operating activities	(5,553)	(7,491)
Investing activities:
Capital expenditures, net	(11)	3
Other investing activities, net	198	71
Net cash provided by investing activities	187	74
Financing activities:
Proceeds from Common Stock, Warrants, and Pre-Funded Warrants Offering, net	3,351	—
Proceeds from financing arrangements	1,044	442
Repayments of financing arrangements	(529)	(642)
Other financing activities	3	8
Net cash provided by (used in) financing activities	3,869	(192)
Net decrease in cash and cash equivalents	(1,497)	(7,609)
Cash and cash equivalents, beginning of period	7,125	14,026
Cash and cash equivalents, end of period	$5,628	$6,417

Smith Micro Software Second Quarter 2024 Financial Results	Page 7

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Personnel Severance and Reorganization Activities	Adjustment for Non-Recurring Items	Non-GAAP
Three Months Ended June 30, 2024
Gross profit	$3,533	$—	$—	$4	$—	$—	$11	$—	$3,548
Selling and marketing	2,529	(345)	—	—	—	—	(141)	—	2,043
Research and development	3,702	(245)	—	—	—	—	(71)	—	3,386
General and administrative	2,740	(548)	—	—	—	—	(20)	(68)	2,104
Depreciation and amortization	1,541	—	(1,450)	(91)	—	—	—	—	—
Total operating expenses	$10,512	$(1,138)	$(1,450)	$(91)	$—	$—	(232)	(68)	$7,533

(Loss) Income before provision for income taxes	$(6,929)	$1,138	$1,450	$95	$(42)	$—	243	68	$(3,977)
Net (Loss) Income	$(6,929)	$1,138	$1,450	$95	$(42)	$—	243	68	$(3,977)
(Loss) earnings per share: basic and diluted	$(0.66)	$0.11	$0.14	$0.01	$—	$—	0.02	$0.01	$(0.38)

Three Months Ended June 30, 2023
Gross profit	$7,749	$—	$—	$13	$—	$—	$—	$—	$7,762
Selling and marketing	2,628	(190)	—	—	—	—	—	—	2,438
Research and development	3,705	(240)	—	—	—	—	(9)	—	3,456
General and administrative	3,040	(600)	—	—	—	—	(75)	—	2,365
Depreciation and amortization	1,620	—	(1,491)	(129)	—	—	—	—	—
Total operating expenses	$10,993	$(1,030)	$(1,491)	$(129)	$—	$—	$(84)	$—	$8,259

(Loss) Income before provision for income taxes	$(5,663)	$1,030	$1,491	$142	$346	$1,938	$84	$—	$(632)
Net (Loss) Income	$(5,665)	$1,030	$1,491	$142	$346	$1,938	$84	$—	$(634)
(Loss) earnings per share: basic and diluted	$(0.73)	$0.13	$0.19	$0.02	$0.04	$0.25	$0.01	$—	$(0.08)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

Smith Micro Software Second Quarter 2024 Financial Results	Page 8

Smith Micro Software, Inc.
Reconciliation of GAAP to Non-GAAP Results
(in thousands, except per share data) - unaudited
	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Amortization of Debt Issuance Costs and Discount	Goodwill Impairment	Personnel Severance and Reorganization Activities	Adjustment for Non-Recurring Items	Non-GAAP
Six Months Ended June 30, 2024
Gross profit	$7,343	$—	$—	$11	$—	$—	$—	$11	$—	$7,365
Selling and marketing	5,143	(653)	—	—	—	—	$—	(153)	—	4,337
Research and development	7,691	(509)	—	—	—	—	—	(89)	—	7,093
General and administrative	5,496	(1,112)	—	—	—	—	—	(20)	(172)	4,192
Depreciation and amortization	3,449	—	(3,266)	(183)	—	—	—	—	—	—
Goodwill Impairment	23,989	—	—	—	—	—	(23,989)	—	—	—
Total operating expenses	45,768	(2,274)	(3,266)	(183)	—	—	(23,989)	(262)	(172)	15,622

(Loss) income before provision for income taxes	(37,897)	2,274	3,266	194	(227)	—	23,989	273	(26)	(8,154)
Net (loss) income	(37,936)	2,274	3,266	194	(227)	—	23,989	273	(26)	(8,193)
(Loss) earnings per share: basic and diluted	(3.79)	0.23	0.33	0.02	(0.02)	—	2.40	0.02	—	(0.82)

Six Months Ended June 30, 2023
Gross profit	$15,397	$—	$—	$27	$—	$—	$—	$183	$—	$15,607
Selling and marketing	6,182	(353)	—	—	—	—	—	(93)	—	5,736
Research and development	9,573	(464)	—	—	—	—	—	(471)	—	8,638
General and administrative	6,515	(1,159)	—	—	—	—	—	(210)	—	5,146
Depreciation and amortization	3,305	—	(2,965)	(340)	—	—	—	—	—	—
Total operating expenses	25,575	(1,976)	(2,965)	(340)	—	—	—	(774)	—	$19,520

(Loss) income before provision for income taxes	(12,540)	1,976	2,965	367	(2,011)	4,055	—	957	—	(4,231)
Net (loss) income	(12,551)	1,976	2,965	367	(2,011)	4,055	—	957	—	(4,242)
(Loss) earnings per share: basic and diluted	(1.68)	0.26	0.40	0.05	(0.27)	0.54	—	0.13	—	(0.57)
Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.